                                                     Exhibit 99.5
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 --------------------------------------
 CASE NAME: KITTY HAWK CARGO, INC.                    ACCRUAL BASIS
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
 --------------------------------------

 --------------------------------------
 JUDGE: BARBARA J. HOUSER
 --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


 RESPONSIBLE  PARTY:

 /s/ Drew Keith                           CHIEF FINANCIAL OFFICER
 ---------------------------------------  --------------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

 DREW KEITH                                            5/20/2002
 ---------------------------------------  --------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                        DATE

 PREPARER:

 /s/ Kevin K. Craig                       CONTROLLER, KITTY HAWK INC.
 ---------------------------------------  --------------------------------------
 ORIGINAL SIGNATURE OF PREPARER                          TITLE

 KEVIN K. CRAIG                                        5/20/2002
 ---------------------------------------  --------------------------------------
 PRINTED NAME OF PREPARER                                 DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

        -------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
        -------------------------------------

        -------------------------------------
        CASE  NUMBER: 400-42145-BJH-11             02/13/95, RWD, 2/96
        -------------------------------------


        -------------------------------------

        COMPARATIVE  BALANCE  SHEET

        -------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE              MONTH         MONTH          MONTH
                                                                      -----------------------------------------------
        ASSETS                                          AMOUNT            APRIL, 2002     MAY, 2002    JUNE, 2002
        -------------------------------------------------------------------------------------------------------------
        1.        UNRESTRICTED CASH                                       $     8,645            $0            $0
        -------------------------------------------------------------------------------------------------------------
        2.        RESTRICTED CASH                                         $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        3.        TOTAL CASH                           $          0       $     8,645            $0            $0
        -------------------------------------------------------------------------------------------------------------
        4.        ACCOUNTS RECEIVABLE (NET)            $ 41,314,895       $19,891,655            $0            $0
        -------------------------------------------------------------------------------------------------------------
        5.        INVENTORY                                               $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        6.        NOTES RECEIVABLE                                        $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        7.        PREPAID EXPENSES                     $     35,445       $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        8.        OTHER (ATTACH LIST)                  $102,257,281       ($2,597,846)           $0            $0
        -------------------------------------------------------------------------------------------------------------
        9.        TOTAL CURRENT ASSETS                 $143,607,621       $17,302,454            $0            $0
        -------------------------------------------------------------------------------------------------------------
        10.       PROPERTY, PLANT & EQUIPMENT          $  2,455,211       $ 4,753,185            $0            $0
        -------------------------------------------------------------------------------------------------------------
        11.       LESS: ACCUMULATED
                  DEPRECIATION/DEPLETION                                  $ 3,253,008            $0            $0
        -------------------------------------------------------------------------------------------------------------
        12.       NET PROPERTY, PLANT &
                  EQUIPMENT                            $  2,455,211       $ 1,500,177            $0            $0
        -------------------------------------------------------------------------------------------------------------
        13.       DUE FROM INSIDERS                                       $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        14.       OTHER ASSETS - NET OF
                  AMORTIZATION (ATTACH LIST)                              $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        15.       OTHER (ATTACH LIST)                                     $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        16.       TOTAL ASSETS                         $146,062,832       $18,802,631            $0            $0
        -------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
        17.       ACCOUNTS PAYABLE                                        $   502,861            $0            $0
        -------------------------------------------------------------------------------------------------------------
        18.       TAXES PAYABLE                                           $   266,316            $0            $0
        -------------------------------------------------------------------------------------------------------------
        19.       NOTES PAYABLE                                           $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        20.       PROFESSIONAL FEES                                       $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        21.       SECURED DEBT                                            $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        22.       OTHER (ATTACH  LIST)                                   ($20,439,835)           $0            $0
        -------------------------------------------------------------------------------------------------------------
        23.       TOTAL POSTPETITION
                  LIABILITIES                                            ($19,670,658)           $0            $0
        -------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
        24.       SECURED DEBT                                            $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        25.       PRIORITY DEBT                        $    496,687       $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        26.       UNSECURED DEBT                       $ 78,864,376       $ 5,201,988            $0            $0
        -------------------------------------------------------------------------------------------------------------
        27.       OTHER (ATTACH LIST)                                     $ 4,783,901            $0            $0
        -------------------------------------------------------------------------------------------------------------
        28.       TOTAL PREPETITION LIABILITIES        $ 79,361,063       $ 9,985,889            $0            $0
        -------------------------------------------------------------------------------------------------------------
        29.       TOTAL LIABILITIES                    $ 79,361,063       ($9,684,769)           $0            $0
        -------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------
        30.       PREPETITION OWNERS' EQUITY                              $61,741,245            $0            $0
        -------------------------------------------------------------------------------------------------------------
        31.       POSTPETITION CUMULATIVE
                  PROFIT OR (LOSS)                                       ($33,253,845)           $0            $0
        -------------------------------------------------------------------------------------------------------------
        32.       DIRECT CHARGES TO EQUITY
                  (ATTACH EXPLANATION)                                    $         0            $0            $0
        -------------------------------------------------------------------------------------------------------------
        33.       TOTAL EQUITY                         $          0       $28,487,400            $0            $0
        -------------------------------------------------------------------------------------------------------------
        34.       TOTAL LIABILITIES &
                  OWNERS' EQUITY                       $ 79,361,063       $18,802,631            $0            $0
        -------------------------------------------------------------------------------------------------------------
                                                                          $         0            $0            $0
---------------------------------------------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

  -----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-2
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------

  ----------------------------------
  INCOME STATEMENT
  ------------------------------------------------------------------------------------------------------
                                                   MONTH         MONTH         MONTH         QUARTER
                                                ---------------------------------------
  REVENUES                                      APRIL, 2002    MAY, 2002     JUNE, 2002       TOTAL
  ------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                           $ 9,222,355          $0             $0     $ 9,222,355
  ------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                              $ 9,222,355          $0             $0     $ 9,222,355
  ------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                 $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                             $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                          $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                 $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                             $ 9,222,355          $0             $0     $ 9,222,355
  ------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION           $    11,875          $0             $0     $    11,875
  ------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                      $     2,515          $0             $0     $     2,515
  ------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                 $ 1,151,679          $0             $0     $ 1,151,679
  ------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                             $   279,068          $0             $0     $   279,068
  ------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                      $ 8,209,836          $0             $0     $ 8,209,836
  ------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                 $ 9,654,973          $0             $0     $ 9,654,973
  ------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                           ($432,618)         $0             $0       ($432,618)
  ------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)            ($11,650)         $0             $0        ($11,650)
  ------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)        $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                         $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION                 $    49,221          $0             $0     $    49,221
  ------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                             $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                      $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES              $    37,571          $0             $0     $    37,571
  ------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                        $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                        $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                      $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES            $         0          $0             $0     $         0
  ------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                 ($188,074)         $0             $0       ($188,074)
  ------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                          ($282,115)         $0             $0       ($282,115)
  ------------------------------------------------------------------------------------------------------
                                                $         0          $0             $0

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

  ---------------------------------------------------------------
  CASE  NAME: KITTY HAWK CARGO, INC                                              ACCRUAL BASIS-3
  ---------------------------------------------------------------

  ---------------------------------------------------------------
  CASE  NUMBER: 400-42145-BJH-11                                                         02/13/95, RWD, 2/96
  ---------------------------------------------------------------


  -------------------------------------------------------------------------------------------------------------------------
  CASH  RECEIPTS  AND                             MONTH              MONTH              MONTH              QUARTER
                                           ------------------------------------------------------------
  DISBURSEMENTS                                      APRIL, 2002          MAY, 2002         JUNE, 2002      TOTAL
  -------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                   $     9,001             $8,645             $8,645          $    9,001
  -------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                  $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                 $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                $ 5,336,061             $    0             $    0          $5,336,061
  -------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                    $ 5,336,061             $    0             $    0          $5,336,061
  -------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)              $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                              $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                         ($5,336,417)            $    0             $    0         ($5,336,417)
  -------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                ($5,336,417)            $    0             $    0         ($5,336,417)
  -------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                    ($356)            $    0             $    0               ($356)
  -------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                        $     8,645             $8,645             $8,645          $    8,645
  -------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                 $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                          $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID               $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  15.    SECURED/RENTAL/LEASES                       $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                   $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                   $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                         $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                            $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                      $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                               $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                       $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                    $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                 $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                         $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS               $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                           $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                           $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                         $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES               $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                         $         0             $    0             $    0          $        0
  -------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                     ($356)            $    0             $    0               ($356)
  -------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                         $     8,645             $8,645             $8,645          $    8,645
  -------------------------------------------------------------------------------------------------------------------------
                                                     $         0
====================================================================================================================================

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
  -----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-4
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
  -----------------------------------------

  ------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE           MONTH           MONTH          MONTH
                                                                ---------------  ------------    -------------
  ACCOUNTS RECEIVABLE AGING                       AMOUNT          APRIL, 2002     MAY, 2002      JUNE, 2002
  ------------------------------------------------------------------------------------------------------------
  1.  0-30                                     $ 21,518,319       $12,315,267        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  2.  31-60                                    $ 14,127,296       $   115,894        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  3.  61-90                                    $  2,070,404       $    47,142        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  4.  91+                                      $  3,598,876       $ 5,516,411        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  5.  TOTAL ACCOUNTS RECEIVABLE                $ 41,314,895       $17,994,714        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  6.  AMOUNT CONSIDERED UNCOLLECTIBLE
  ------------------------------------------------------------------------------------------------------------
  7.  ACCOUNTS RECEIVABLE (NET)                $ 41,314,895       $17,994,714        $      0      $      0
  ------------------------------------------------------------------------------------------------------------

  ------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                          MONTH: APRIL, 2002
                                                                           -----------------------------------

  ------------------------------------------------------------------------------------------------------------
                                    0-30          31-60              61-90              91+
  TAXES PAYABLE                     DAYS           DAYS               DAYS             DAYS          TOTAL
  ------------------------------------------------------------------------------------------------------------
  1.  FEDERAL                     $266,316                                                         $266,316
  ------------------------------------------------------------------------------------------------------------
  2.  STATE                                                                                        $      0
  ------------------------------------------------------------------------------------------------------------
  3.  LOCAL                                                                                        $      0
  ------------------------------------------------------------------------------------------------------------
  4.  OTHER (ATTACH LIST)                                                                          $      0
  ------------------------------------------------------------------------------------------------------------
  5.  TOTAL TAXES PAYABLE         $266,316     $          0       $         0        $      0      $266,316
  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------
  6.  ACCOUNTS PAYABLE            $303,421     $     41,475       $    17,992        $139,973      $502,861
  ------------------------------------------------------------------------------------------------------------
                                                                                                   $      0
  ----------------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                      MONTH: APRIL, 2002
                                                                           -----------------------------------
  ------------------------------------------------------------------------------------------------------------
                                                BEGINNING            AMOUNT                          ENDING
                                                   TAX            WITHHELD AND/        AMOUNT         TAX
  FEDERAL                                      LIABILITY*          OR ACCRUED           PAID       LIABILITY
  ------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                        $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                      $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                      $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                         $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  5.      INCOME                               $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                  $    223,432       $   556,106        $513,222      $266,316
  ------------------------------------------------------------------------------------------------------------
  7.      TOTAL FEDERAL TAXES                  $    223,432       $   556,106        $513,222      $266,316
  ------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                          $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  9.      SALES                                $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  10.     EXCISE                               $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                         $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                        $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                    $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                  $          0                                        $      0
  ------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                  $          0       $         0        $      0      $      0
  ------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                          $    223,432       $   556,106        $513,222      $266,316
  ------------------------------------------------------------------------------------------------------------
                                                                                                   $      0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

  -----------------------------------
  CASE NAME:  KITTY HAWK CARGO, INC       ACCRUAL BASIS-5
  -----------------------------------

  -----------------------------------
  CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
  -----------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: APRIL, 2002
                                                                 ------------------------------------------------------
  ----------------------------------------------
  BANK RECONCILIATIONS
                                                       Account #1          Account #2     Account #3
  ---------------------------------------------------------------------------------------------------------------------
  A.          BANK:                             Bank One
  --------------------------------------------------------------------------------------------------------
  B.           ACCOUNT NUMBER:                            1559691298                                           TOTAL
  --------------------------------------------------------------------------------------------------------
  C.           PURPOSE (TYPE):                  Operations Account
  ---------------------------------------------------------------------------------------------------------------------
  1.       BALANCE PER BANK STATEMENT                        $    0                                              $    0
  ---------------------------------------------------------------------------------------------------------------------
  2.       ADD: TOTAL DEPOSITS NOT CREDITED                  $    0                                              $    0
  ---------------------------------------------------------------------------------------------------------------------
  3.       SUBTRACT: OUTSTANDING CHECKS                      $    0                                              $    0
  ---------------------------------------------------------------------------------------------------------------------
  4.       OTHER RECONCILING ITEMS                           $2,895                                              $2,895
  ---------------------------------------------------------------------------------------------------------------------
  5.       MONTH END BALANCE PER BOOKS                       $2,895                  $0            $0            $2,895
  ---------------------------------------------------------------------------------------------------------------------
  6.       NUMBER OF LAST CHECK WRITTEN
  ---------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------
  INVESTMENT ACCOUNTS

  ---------------------------------------------------------------------------------------------------------------------
                                                       DATE OF            TYPE OF           PURCHASE       CURRENT
  BANK, ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT          PRICE          VALUE
  ---------------------------------------------------------------------------------------------------------------------
  7.       N/A
  ---------------------------------------------------------------------------------------------------------------------
  8.
  ---------------------------------------------------------------------------------------------------------------------
  9.
  ---------------------------------------------------------------------------------------------------------------------
  10.
  ---------------------------------------------------------------------------------------------------------------------
  11.      TOTAL INVESTMENTS                                                                       $0            $    0
  ---------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------
  CASH

  ---------------------------------------------------------------------------------------------------------------------
  12.      CURRENCY ON HAND                                                                                      $5,750
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  13.      TOTAL CASH - END OF MONTH                                                                             $8,645
  ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

     --------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-6
     --------------------------------------

     --------------------------------------
     CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
     --------------------------------------
                                                       MONTH:  APRIL, 2002
     --------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------
                                    INSIDERS
     --------------------------------------------------------------------------
                            TYPE OF          AMOUNT           TOTAL PAID
             NAME           PAYMENT           PAID             TO DATE
     --------------------------------------------------------------------------
     1.   Toby Skaar        Salary         $ 11,875           $ 381,289
     --------------------------------------------------------------------------
     2.
     --------------------------------------------------------------------------
     3.
     --------------------------------------------------------------------------
     4.
     --------------------------------------------------------------------------
     5.
     --------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                      $ 11,875           $ 381,289
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------
                                               PROFESSIONALS
     --------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                           TOTAL
                                 ORDER AUTHORIZING       AMOUNT      AMOUNT  TOTAL PAID   INCURRED
               NAME                  PAYMENT            APPROVED      PAID    TO DATE    & UNPAID *
     --------------------------------------------------------------------------------------------------
     1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
     --------------------------------------------------------------------------------------------------
     2.
     --------------------------------------------------------------------------------------------------
     3.
     --------------------------------------------------------------------------------------------------
     4.
     --------------------------------------------------------------------------------------------------
     5.
     --------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                $ 0           $ 0     $ 0          $ 0
     --------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     --------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     --------------------------------------------------------------

     --------------------------------------------------------------------------------------------------
                                                             SCHEDULED      AMOUNTS
                                                              MONTHLY         PAID           TOTAL
                                                             PAYMENTS        DURING          UNPAID
                   NAME OF CREDITOR                            DUE            MONTH        POSTPETITION
     ---------------------------------------------------------------------------------------------------
     1.   National City Bank & Ft Wayne - Allen County      $ 184,377        $ 15,602        $ 675,100
     ---------------------------------------------------------------------------------------------------
     2.   Ridgely - City of Philadelphia - PHL              $  26,274        $ 26,274        $       0
     ---------------------------------------------------------------------------------------------------
     3.   Continental Airlines - EWR                        $  21,762        $ 21,762        $       0
     ---------------------------------------------------------------------------------------------------
     4.   City of Los Angeles - LAX                         $   6,019        $  6,019        $       0
     ---------------------------------------------------------------------------------------------------
     5.   Airport Group Int'l - ATL                         $  11,200        $ 11,200        $       0
     ---------------------------------------------------------------------------------------------------
     6.   TOTAL                                             $ 249,632        $ 80,857        $ 675,100
     ---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-7
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
  ----------------------------------------------

                                                    MONTH: APRIL, 2002
                                                           ---------------------

  -------------------------------
  QUESTIONNAIRE

  ----------------------------------------------------------------------------------------
                                                                                 YES   NO
  ----------------------------------------------------------------------------------------
  1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE              X
       OF BUSINESS THIS REPORTING PERIOD?
  ----------------------------------------------------------------------------------------
  2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR              X
       IN POSSESSION ACCOUNT?
  ----------------------------------------------------------------------------------------
  3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE                X
       FROM RELATED PARTIES?
  ----------------------------------------------------------------------------------------
  4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                     X
       REPORTING PERIOD?
  ----------------------------------------------------------------------------------------
  5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY                X
       PARTY?
  ----------------------------------------------------------------------------------------
  6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                    X
  ----------------------------------------------------------------------------------------
  7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                    X
  ----------------------------------------------------------------------------------------
  8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                X
  ----------------------------------------------------------------------------------------
  9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                      X
  ----------------------------------------------------------------------------------------
  10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                      X
  ----------------------------------------------------------------------------------------
  11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?               X
  ----------------------------------------------------------------------------------------
  12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                 X
  ----------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ______________________________________________________________________________
  ______________________________________________________________________________

  -------------------------------
  INSURANCE
  ----------------------------------------------------------------------------------------
                                                                          YES   NO
  ----------------------------------------------------------------------------------------
  1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY     X
      INSURANCE COVERAGES IN EFFECT?
  ----------------------------------------------------------------------------------------
  2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                               X
  ----------------------------------------------------------------------------------------
  3.  PLEASE ITEMIZE POLICIES BELOW.
  ----------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ______________________________________________________________________________
  ______________________________________________________________________________


  ------------------------------------------------------------------------------
                               INSTALLMENT PAYMENTS
  ------------------------------------------------------------------------------
        TYPE OF                                                   PAYMENT AMOUNT
        POLICY              CARRIER               PERIOD COVERED   & FREQUENCY
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -------------------------------------------
    CASE NAME: Kitty Hawk Cargo, Inc.                FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                    ACCRUAL BASIS
    -------------------------------------------

                                         MONTH:            APRIL, 2002
                                                --------------------------------


    ----------------------------------------------------------------------------
     ACCRUAL BASIS      LINE
      FORM NUMBER      NUMBER                  FOOTNOTE/EXPLANATION
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6                     All Professional fees related to the
    ----------------------------------------------------------------------------
                                 Reorganization of the Company are disbursed out
    ----------------------------------------------------------------------------
                                 of Kitty Hawk, Inc. (Parent Company). Refer to
    ----------------------------------------------------------------------------
                                 Case # 400-42141
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          7                     All insurance plans related to the Company are
    ----------------------------------------------------------------------------
                                 carried at Kitty Hawk, Inc. (Parent Company).
    ----------------------------------------------------------------------------
                                 Refer to Case # 400-42141.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3              3      The current general ledger system is not able to
    ----------------------------------------------------------------------------
                                 provide a detail of customer cash receipts
    ----------------------------------------------------------------------------
                                 segregated by prepetion accounts receivable and
    ----------------------------------------------------------------------------
                                 post petition accounts receivable. Therefore,
    ----------------------------------------------------------------------------
                                 cash receipts is provided in total for the
    ----------------------------------------------------------------------------
                                 month.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3              8      All cash received into the Company cash accounts
    ----------------------------------------------------------------------------
                                 is swept each night to Kitty Hawk, Inc. Master
    ----------------------------------------------------------------------------
                                 Account (see Case #400-42141).
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3             31      All disbursements (either by wire transfer or
    ----------------------------------------------------------------------------
                                 check), including payroll are disbursed out of
    ----------------------------------------------------------------------------
                                 the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------
                                 account.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              6      All assessment of uncollectible accounts
    ----------------------------------------------------------------------------
                                 receivable are done at Kitty Hawk, Inc. Refer
    ----------------------------------------------------------------------------
                                 to Case #400-4214. All reserves are recorded
    ----------------------------------------------------------------------------
                                 at Inc. and pushed down to Inc.'s subsidiaries
    ----------------------------------------------------------------------------
                                 as deemed necessary.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              7      The A/R aging does not reconcile to the general
    ----------------------------------------------------------------------------
                                 ledger due to historical system problems.
    ----------------------------------------------------------------------------
                                 In addition, A/R aging is for Trade A/R only.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              6      Accounts payable on the aging are in the 60 and
    ----------------------------------------------------------------------------
                                 90 day categories due to wire transfers sent as
    ----------------------------------------------------------------------------
                                 prepayment on Kitty Hawk, Inc. (Case
    ----------------------------------------------------------------------------
                                 #400-42141) A/P aging and invoices on Kitty
    ----------------------------------------------------------------------------
                                 Hawk Cargo Aging. Company is working on
    ----------------------------------------------------------------------------
                                 clearing these items.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              1      Status of Postpetition Taxes - Kitty Hawk Cargo
    ----------------------------------------------------------------------------
                                 Payroll was transferred to Aircargo's payroll
    ----------------------------------------------------------------------------
                                 in January, 2001 (case #00-42142-BJH-11)
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6           Insiders  Payments to insiders include a portion of the
    ----------------------------------------------------------------------------
                                 Court approved retention payments in the month
    ----------------------------------------------------------------------------
                                 of January.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6           Leases    EWR station & Lessor was changed to Continental;
    ----------------------------------------------------------------------------
                                 ATL rent paid 8/30, G/L 9/01
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          6           Leases    FWA Building Rent Deferred By Agreement with
    ----------------------------------------------------------------------------
                                 National City Bank
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                                    APRIL, 2002

ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                                     $            (2,597,846) Reported
                                                              -----------------------
           Net of all I/C Accts Receivable/Payable                         (5,262,126)
           Intangibles - Other                                                154,458
           Note Receivable - AFL                                            2,187,874
           Pre-Paid Insurance                                                       -
           Pre-Paid Misc                                                       18,500
           Deposits                                                           303,448
                                                              -----------------------
                                                                           (2,597,846) Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------


22.   OTHER (ATTACH LIST)                                     $           (20,439,835) Reported
                                                              -----------------------
           Accrued Liabilities                                              1,814,611
           Accrued Salaries & PR Taxes                                              -
           Less:  FET Taxes Payable (Line 18)                                 266,316
           Post-petition Fed Inc Tax                                      (22,520,762)
                                                              -----------------------
              *** FET recorded in Taxes Payable                           (20,439,835) Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------


27.   OTHER (ATTACH LIST)                                     $             4,783,901  Reported
                                                              -----------------------
           Pre-petition Fed Inc Tax                                         4,018,643
           Pre-petition Deposits                                              479,840
           Pre-petition Taxes Other                                                 -
           Pre-petition Accrued Liabilities                                   285,418

                                                              -----------------------
                                                                            4,783,901  Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                     $             8,209,836  Reported
                                                              -----------------------
             Aircraft Costs                                                   340,624
             I/C Aircraft Costs (KHA)                                       3,564,172
             KHC Ground Handling (Operations Payroll)                         691,530
             Outstation Ground Handling                                     1,044,317
             Trucking Costs                                                   366,765
             Fuel                                                           2,126,684
             Contract Labor                                                         -
             Other                                                             75,744

                                                              -----------------------
                                                                            8,209,836  Detail
                                                              -----------------------
                                                                                    -  Difference


16    NON-OPERATING INCOME (ATTACH LIST)                                     ($11,650) Reported
                                                              -----------------------
           Interest Income                                                    (11,650) Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------


17    OTHER (ATTACH LIST)                                     $                     0  Reported
                                                              -----------------------
           Gain/Loss on Sale of Assets                                              -  Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                  (5,336,417) Reported
                                                              -----------------------
           Transfer to Inc - all money sweeps                              (5,336,417) Detail
              to KH Inc. Case #400-42141                      -----------------------
                                                                                    -  Difference
                                                              -----------------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                                     266,316  Reported
                                                              -----------------------
           FET (720) 03/16-31/02 Pd 04/03                                    (269,443)
           FET (720) 04/01-15/02 Pd 04/17                                     243,779
           FET (720) Refunds - Reconciling Items Fuel Cr                       29,561
           FET (720) Refunds - Reconciling Item Surf Air                      (49,986)

           FET (720) 04/15-30/02                                              312,405        -

                                                              -----------------------
                                                                              266,316  Detail
                                                              -----------------------
                                                                                    -  Difference
                                                              -----------------------